EXHIBIT 10.323


                    ACKNOWLEDGMENT OF RIG OWNERSHIP AND
            RATIFICATION OF OPERATION AND MAINTENANCE AGREEMENT

     This Acknowledgment of Rig Ownership and Ratification of Operation and Maintenance Agreement ("Acknowledgment") dated as of February 1, 2000 is among R&B Falcon Corporation, a Delaware corporation ("Manager"), RBF Exploration Co., a Nevada corporation ("RBFE"), and BTM Capital Corporation, a Delaware corporation ("Independent Owner").

     WHEREAS, Manager and RBFE have entered into that certain Operation and Maintenance Agreement dated as of August 12, 1999 ("O&M Agreement"); and

      WHEREAS, RBFE and the Independent Owner contemporaneously with the execution hereof have entered into that certain Equipment Sale and Funding Agreement of even date herewith ("Sale and Funding Agreement") pursuant to which RBFE conveyed certain property and equipment for use in the construction of the Drilling Rig (as defined in the O&M Agreement) to the Independent Owner (the "Conveyance of Drilling Rig Equipment"); and

      WHEREAS, Hyundai Corporation, Hyundai Heavy Industries Co., Ltd. (collectively, "Hyundai"), RBFE and the Independent Owner contemporaneously with the execution hereof have entered into that certain Novation Agreement of even date herewith ("Novation Agreement") pursuant to which RBFE transferred all of its rights and obligations under that certain Contract for Construction and Sale of Vessel (Hull No. HRBS6) dated November 14, 1997 beween RBFE and Hyundai to the Independent Owner (together with the Conveyance of Drilling Rig Equipment, the "Conveyance of Drilling Rig Interests");

      NOW THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Manager understands that RBFE has entered into the Sale and Funding Agreement and the Novation Agreement and hereby acknowledges and consents to the Conveyance of Drilling Rig Interests.

     2. Manager hereby agrees that the obligations and liabilities of the Manager under the O&M Agreement are beneficial both to RBFE and the Independent Owner and that such obligations and liabilities may be enforced by either RBFE or RBFE on behalf of the Independent Owner.

     3. Manager hereby further agrees that the Conveyance of Drilling Rig Interests in no way affects the underlying terms of the O&M Agreement as between Manager and RBFE, and Manager hereby ratifies and affirms its obligations and continued liability under the O&M Agreement.

      4. THIS ACKNOWLEDGMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     5. The parties may sign any number of copies of this Acknowledgment. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                         [signature page follows]



     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              R&B FALCON CORPORATION

                              By:_______________________________________
                              Name:
                              Title:


                              RBF EXPLORATION CO.

                              By:_______________________________________
                              Name:
                              Title:


                              BTM CAPITAL CORPORATION

                              By:_______________________________________
                              Name:
                              Title: